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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2000
                                                        ----------------------


                                  ABGENIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




  Delaware                       000-24207                    94-3248826
(State or other                 (Commission              (I.R.S. Employer
 jurisdiction of                File Number)             Identification No.)
 incorporation)



7601 Dumbarton Circle, Fremont, California                          94555
 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (510) 608-6500
                                                   ---------------------------

Not applicable.

         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

     On January 28, 2000, Abgenix, Inc., a Delaware corporation (the "Company"), issued a press release announcing that it filed on January 28, 2000 a Registration Statement on Form S-1 with the Securities and Exchange Commission, covering the underwritten public offering of the Company's Common Stock. The press release has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  99.1 Press Release issued on January 28, 2000 by Abgenix, Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ABGENIX, INC.


                                      By: /s/ R. Scott Greer
                                         -----------------------------------
                                           R. Scott Greer
                                           President and Chief Executive Officer


Date: January 28, 2000


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                                INDEX TO EXHIBITS

99.1. Press Release issued on January 28, 2000 by Abgenix, Inc.